Gabelli & Company – Specialty Chemicals Conference Kevin McMullen Chairman and CEO May 14, 2009 Exhibit 99

• This presentation includes “forward-looking statements” as defined by federal securities laws. These statements are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements represent management’s current judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address sales, profits, markets, products, customers, raw materials, financial condition, and accounting policies, among other matters. Words such as, but not limited to, “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,”
“anticipates,” “estimates,” “intends,” “plans,” “targets,” “optimistic,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward-looking statements.
• All forward-looking statements involve risks and uncertainties.  Some risks and uncertainties are inherent in business generally and other risks and uncertainties are specific to the Company’s businesses and operations.  These risks and uncertainties and the achievement of expected results depend on many factors, some of which are not predictable or within the Company’s control.  The occurrence of risk factors could adversely affect our results and, in some cases, such effect could be material.
• Risk factors and uncertainties that may cause actual results to differ materially from expected results include, among others:  general economic trends affecting the Company’s end use markets; prices and availability of raw materials including styrene, butadiene, vinyl acetate monomer, polyvinyl chloride, acrylics and textiles; ability to increase pricing to offset raw material cost increases; product substitution and/or demand destruction due to product technology, performance or cost disadvantages; customer and/or competitor consolidation; customer credit risk; ability to successfully develop and commercialize new products; customer ability to compete against increased foreign competition; ability to successfully implement productivity enhancement and cost reduction initiatives;
operational issues at the Company’s facilities; the Company’s strategic alliance, joint venture and acquisition activities; acts of war or terrorism, natural disasters or other acts of God; stock price volatility; changes in governmental and regulatory policies; compliance with extensive environmental, health and safety laws and regulations; rapid inflation in health care costs and assumptions used in determining health care cost estimates; risks associated with foreign operations including political unrest and fluctuations in exchange rates of foreign currencies; prolonged work stoppage resulting from labor disputes with unionized workforce; assumptions used in determining pension plan expense and funding, such as return on assets and discount rates and changes in pension funding regulations; ability to protect the Company’s intellectual property; litigation against the Company including adverse litigation judgments or settlements and absence of or inadequacy of insurance coverage for such litigation, judgments or settlements; availability of financing to fund operations at anticipated rates and terms; substantial debt and leverage and the ability to service that debt including increases  in applicable short-term borrowing rates.
• All written and verbal forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risk factors and cautionary statements contained herein or referred to above.  Any forward-
looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Forward-Looking Statements
Cautionary
This presentation includes EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income which are non-GAAP financial measures as defined by the Securities and Exchange Commission.  For a definition and reconciliation of EBITDA, Net Debt
Operating Income and Earnings Per Share from Operating Income to the most directly comparable GAAP financial measures, please refer to the Appendices included with this presentation.
Non-GAAP Financial Measure

OMNOVA – Fundamental Changes in Our Business Structure
OMNOVA a More Attractive Investment
2008-2009
• Raw material costs decline after 10 years of rapid inflation
– Significant decline in raw material costs since November 2008
• Rapid industry consolidation
– 6 Competitor chemical plants closed in 2008; exit of several decorative product competitors over last few years . . . more likely
• Lowest cost structure since 1999 spinoff and NOL’s provide operating leverage
– $19 million additional cost savings in 2009
– $135 million of NOL’s from prior Goodwill writedown
• Index pricing in Performance Chemicals
– Significant cash contribution margin improvement
• Low cost / long-term financing
– No maturities until mid-2012; rate under 4.5% today
• SAP ERP complete at 8 of 9 domestic plants
– Excellent data tools to run business in more timely and efficient manner

LTM Sales $839
LTM EBITDA* $49
EBITDA Margin 5.8%
Business Segments At A Glance
A Focused Polymer Company With Strong Market Leadership Positions
Decorative Products
Performance Chemicals
LTM Sales $497
LTM EBITDA * $  47
EBITDA Margin 9.5%
Paper and Carpet Chemicals
•
Styrene Butadiene / Styrene Butadiene acrylonitrile
(SB/SBA)
Specialty Chemicals
•
SB and SBA
•
Vinyl pyridine latex
•
Acrylics
LTM Sales $342
LTM EBITDA * $  10
EBITDA Margin 2.9%
Commercial Wallcovering
•
Vinyl wallcoverings
•
Dry erasable surfaces
•
Customized wall murals
Laminates
•
Vinyl, paper and acrylic laminates
•
Performance films
Coated Fabrics
•
Vinyl and urethane
coated fabrics
•
Performance fabrics
($ Millions)
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA)
LTM: Last 12 months through February 28, 2009

First Quarter 2009 Results
Cost Actions and Pricing Drive Year-Over-Year Improvement;
Best First Quarter Cash Flow Performance In History
1Q (Dec. – Feb.)
+0.09 (0.07) 0.02 EPS from Operating Income*
(excludes restructuring and severance)
3.9x 3.4X Net Debt-to-EBITDA**
+27.0M (13.5) 13.5 Cash Flow from Operations
+0.07 (0.07) 0.00 EPS (diluted)
+3.8M (3.0)M 0.8M Operating Income*
$  (30.4)M $    190.6M $    160.2M Sales
Change 2008 2009
*  See Appendix 3, Reconciliation of Net Loss To Operating Income and Earnings Per Share From Operating Income
** See Appendix 2, Net Leverage Ratio Calculations
($ Millions except per share data)

2007 2008
Financial Summary - Sales
$0
$300
$600
$900
Sales - Annual Sales - Quarter
($ Millions)
165
191
160
188
220
197
240
196
220
$0
$50
$100
$150
$200
$250
1Q 2Q 3Q 4Q
Sales Grew Through Share Gains, Globalization,
Adjacent Market Penetration and Improved Pricing
2004 2005 2006 2007 2008 LTM
631
695 699
746
869
10%
1%
7%
17%
Growth
LTM: Last 12 months through February 28, 2009
839
2009
(3.5%)

2007
Financial Summary – EBITDA *
Annual EBITDA *
($ Millions)
20
45
49
49
48
49
$0
$10
$20
$30
$40
$50
$60
2004 2005 2006 2007 2008 LTM
Last 3 Quarters, EBITDA Has Exceeded Prior Year
Quarterly EBITDA *
6.9
6.5
7.2
14.3
9.7
14.4
15.1
13.3
16.5
$0
$5
$10
$15
$20
1Q 2Q 3Q 4Q
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA).
2008
LTM: Last 12 months through February 28, 2009
2009
Stable Despite Unprecedented Raw
Material Inflation

0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
2005 2006 2007 2008
2Q
2008
4Q
2009
1Q
Term Loan Covenant 5.5X
$18.1M EBITDA Cushion
$0
$25
$50
$75
$100
$125
$150
$175
$200
2005 2006 2007 2008
2Q
2008
4Q
2009
1Q
Net Debt Outstanding *
Significant Deleveraging Since 2Q 2008;
Long Term (2012/2014), Low Cost Debt (~4.5% Currently)
(Net Debt / EBITDA)**
($ Millions)
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA).
** See Appendix 2, Net Leverage Ratio Calculations.
170
130
143
179
33M
Asian Ops
Purchase
194
Debt
Refinancing
3.8
2.6
2.9
4.4
3.7
Leverage
167.1
3.4
Significant Balance Sheet Improvements

Debt Profile
Facility Amount Pricing Amortize Maturity Covenant
Term Loan B
$  93.5M Floating
$  50.0M Swapped
$143.5M
L+250
7.73%
1% / year May 2014 5.5x
Net Debt /
EBITDA
No Stepdown
3.4x Actual
Asset Based Lending
$26.0M Borrowed
$  8.3M LOC/Swap
$37.9M Excess
               /Available
$72.2M Total
L+125 — May 2012 If Average
Available <$20M
Fixed Charge
> 1.1x
2.7x Actual
Decorative Products
Asia
$4.0M
$2.3M Unused /
Available
6.8% to
7.8%
— July 2009
$6.0M
Cash on
Hand
None
Average Rate <4.5%
Cost Effective Long-Term Financing in Place;
Significant Excess Liquidity of $38M
February 28, 2009

43.0%
54.5%
65.5%
57.0%
45.5%
34.5%
1999 2004 2008
After A Decade Of Unprecedented Inflation,
Raw Material Cost Declines Contribute to Margin Expansion
$669              $631               $869
($ Millions)
Raw Material Costs
Raw Material Costs
As Percent of Sales
$289
$344
$568
1999 2004 2008
Raw Material Costs
All Other Costs
and Profit
Margins
Raw Material
Costs

LTM Sales = $497 Million
A Specialty Chemicals Business Focused on
Technical Service and Innovation
Specialty
Chemicals
35%
Paper & Carpet
Chemicals
65%
Paper Chemicals
• Magazines, brochures
• Catalogs
• Packaging, labels
Carpet Chemicals
• Residential and
commercial carpet
backing
Specialty Chemicals
• Nonwovens consumable
& durable
• Construction
• Tapes, adhesives
• Floor polish
• Textiles
• Oil Drilling
Performance Chemicals Segment
LTM: Last 12 months through February 28, 2009

Performance Chemicals
•
Since 3Q 2008, Cumulative Operating Profit for Last Three Quarters
Up 76% to $28.7 Million
•
Significant Improvement in Raw Material Environment Starting 1Q 2009
•
Significant New Business Wins Driven by New Products to Help Mitigate
Impact of Market Weakness to Decade-Lows
– New 3-year contract extension with largest paper customer
– Recent wins in carpet latex with new improved wet strength product
•
Efficient Working Capital Management
– Inventory turnover improved to 14x
•
Active New Business / New Product Opportunity
Hit List With Robust Trialing Activity
•
Structural Pricing Improvements
Sustainable Margin Improvement Key Priority

Crude Oil, WTI, $ per Barrel
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Apr-09

OMNOVA SOLUTIONS INC.

Oil Price
Source: CMAI
Monthly
Average
$15
$35
$55
$75
$95
$115
$135
90% of  OMNOVA’s Raw Materials are Oil Based
Oil Prices Near Early 2005 Levels — OMNOVA’s Raw Material Costs Are Dropping Rapidly
$51
(Apr)
July 2008
$133.37

$ Per Pound
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Apr-09

$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
Raw Materials – Styrene
Dramatic Drop Last 6 Months;
Expected To Be Fairly Stable Remainder of 2009
Sensitivity: 1¢ = $2.0M Cost/Year
Source: CMAI
Purchases: 200M lbs / year
46¢
(Apr)
Oct 2008
$0.81

$ Per Pound
1/1/2000
1/1/2001
1/1/2002
1/1/2003
1/1/2004
1/1/2005
1/1/2006
1/1/2007
1/1/2008
1/1/2009
Apr-09

Raw Materials – Butadiene
Dramatic Drop Last 6 Months,
But Expected To Rise As Demand Recovers and Shortages Remain
Sensitivity: 1¢ = $1.4M Cost/Year
Source: CMAI
$0.15
$0.35
$0.55
$0.75
$0.95
$1.15
$1.35
Purchases: 140M lbs / year
25¢
(Apr)
Oct 2008
$1.22

1H 2008 2H 2008 1H 2009 Est
OMNOVA Solutions – Chemicals Index Pricing
Over 50% of Performance Chemicals Sales Indexed
Per Our Contracts, Conversion Margin Per Pound Increased 2H 2008
Sales price
moves with
these index
costs
Includes:
• Manufacturing costs
• SG&A
• Utilities/freight
• Secondary raw materials
• Profit margin
(Per Pound)
Not to exact scale
Styrene Cost
Butadiene Cost
Fixed Cash Conversion
Margin Per Pound

1990E 2009
OMNOVA Growing Significant Share in a Consolidating Market
Performance Chemicals:
North American SB Consolidation
SB Latex N. American Market Share
N.A. Capacity Utilization
2008 Plant Closures
• Dow-Reichhold Exit
(Closed 2 plants)
• Lubrizol Exit
(Closed 1 plant)
• Dow Closes 4 Plants
(3 in N. A.)
73%
83%
YE 2007 YE 2008
OMNOVA +19 pts.
Others
Dow
OMNOVA
BASF
Other
Dow
BASF
Reichhold
Source: APC, Kline, OMNOVA
Unocal
Goodyear

Performance Chemicals – New Product Examples
Enables Company to Consistently Grow Faster Than Underlying Markets
GenCryl Pt® Paper Latex
• High strength
• Improved printability
Tape
• Release, saturant and adhesive
• World Class
• Significant response in Asia
OmnaGlo™ 100 for Floor Care
• New innovation in synthetic latex for
this market
• Lower life-cycle maintenance costs
Oil Drilling
• Improves salt resistance
• Excellent for high temperature
environment
Infrastructure Products
• Applications include concrete
masonry,  exterior sheathing,
primer coatings, ceiling tiles,
roofing
Home Entry Doors
• In-mold coating application for Europe
• First known use of IMC for one-step
finished / appearance coating

LTM: Last 12 months through February 28, 2009
Market
NA / Europe Size ($M) Growth
Laminates $345  2-3%
Coated Fabrics $640      3-4%
Commercial Wallcovering $260   3-4%
Asia TBD  8-10%
Decorative Products Segment
A Broad-based Functional and Decorative Surfaces Business
End Market Growth Rates
Primary End Markets
Source:   Maximus Advisors
LTM Sales = $342 Million *
Commercial
Wallcovering
34%
Coated
Fabrics
49%
Laminates
17%
Commercial Wallcovering
• Corporate
• Hospitality
• Healthcare
• Education
• Retail / Restaurant
• Interior Construction Systems
Laminates
• Kitchen & Bath Cabinets
• Manufactured Housing/RV
• Furniture & Furnishings
• Flooring
• Retail Display
• Performance Films
Coated Fabrics
• Transportation
– Including Automotive Aftermarket
• Contract Furniture
• Marine
• Performance Fabrics
* Asia consolidated sales in Coated Fabrics

Decorative Products
•
Significant Margin Expansion From Raw Material Cost Reductions and
Product Price Increases Mitigates Some of the Market Weakness
•
Strengthened Global Position With Acquisition of
Former Joint Ventures In China and Thailand (Jan. 2008)
– Enables participation in fast-growing Asian markets
– Ability to serve global customer base unmatched by smaller, fragmented competitors
– China profitable for the last five months;
Thailand profitable for the last two months
•
Redefining the Wallcovering Category With Two Eco-Friendly Introductions
–
RECORE™
recycled wall technology
–
ECORE™
advanced wall technology (textile)
•
Closed Small Dupo, IL Extrusion Business While Securing Ongoing Supply
of Proprietary Products
•
Positioned to Seize Opportunities in Consolidating Markets
– Fragmented competitors
Margin Improvement Key Priority

OMNOVA Well Positioned To Gain From Ongoing Industry Consolidation
Among Smaller, More Fragmented Competitors
Competitors Exiting Markets
Company Markets Status OMN Wins
HPG
Performance Films, Pool
Liner, Roofing
Chapter 11 TBD
Ross & Robert Performance Films Closed 2008 TBD
Sandusky /
Athol
Coated Fabrics, Auto OEM,
Bus Seating
Closed 3/07 $1 million
VyTech
Decorative Laminates,
Performance Films
Closed 2/07 $6 million
ADSI Decorative Laminates Closed 12/05 $14 million
Vernon Plastics
Performance Films, Pool
Liner
Closed 2005 $1.5 million
Competitive  Landscape – Recent Competitor Exits

Decorative Products – New Product Examples
Movie Screen Films
• New, adjacent market
• Films for commercial screens sold globally
• Highly uniform, wrinkle-free surface
Shower Pan Liner
• New, adjacent market
• Leverages unsupported film capability
• High recycled content
viewnique® digital murals
• Turnkey Design-To-Installation service
model
• Growing number of substrates
Swimming Pool Liners
• New, adjacent market
• Leverages design and performance
film capabilities
• Share gain from industry consolidation
• New, adjacent high growth market
• Turnkey solution for disposable
medical fabrics
• Concern over infection control drives
growth in disposables
RECORE™
and ECORE™
Wallcoverings
• Excellent environmental profile
• 30% recycled PVC; Non-PVC
• Qualifies for Green Building Council
LEED points
Medical / Blood Pressure Cuffs
Enable Company To Outgrow Markets

Pricing Excellence
Raw Materials / Pricing
Improved Pricing Critical To Necessary Margin Improvement
38.0
22.6
38.4
29.9
64.9
82.4
21.0
21.8
18.6
11.6
75.1
86.9
$0
$40
$80
2003 2004 2005 2006 2007 2008
Raw Material Inflation Pricing
($ Millions)

Benefits In 2009 From Recent Cost Actions
3,541
3,850
1,600
6,859
3,150
0
2,000
4,000
6,000
8,000
10,000
$19.0 Million in 2008-2009 Cost Reduction Actions;
Headcount Down 13.5% (378) From Beginning of 2008
Corporate Decorative Performance
Products Chemicals
$1,600
$10,400
$7,000
($000’s)
2008
2009

OMNOVA Total Enterprise Valuation (TEV)
Despite LTM EBITDA of $49 million (similar to 2005-2007 and well above 2004), the Company is trading at all-time low TEV / EBITDA multiple driven by recent market volatility.
*  EBITDA as defined per our current financing agreement (see Appendix 1, EBITDA)
TEV Multiple 2004 2005 2006 2007 2008 2009 YTD
EBITDA * 20 45 49 49 48 49
Debt less cash 171 170 130 145 171 159
YE Share Price $5.62 $4.80 $4.58 $4.41 $1.06 $2.00
Market Cap 230 199 191 186 45 88
TEV 401 369 321 331 216 247
TEV / EBITDA * 20.1 8.2 6.6 6.8 4.5 5.0
($ Millions)

Why Invest In OMNOVA?
• After 10 years of dramatic raw material inflation, costs are declining
• Rapid industry consolidation
• Lowest cost structure in history plus NOL’s – provides significant operating leverage
• Improved pricing to achieve necessary margin improvement
• Low cost / long-term financing
• SAP: Implementation 85% complete domestically – improved effectiveness and productivity
• Significant near-term margin improvement and cash flow generation
2008-2009 Fundamental Changes in Our Business Structure
OMNOVA A More Attractive Investment
Strong Foundation
• Leading market positions (typically #1 or #2)
• Diverse products, customers and end markets with market share / adjacent market opportunities
• Leading technology / capabilities
• Well-invested, strategically located assets
• Experienced senior leadership team

27 Appendix

Appendix — Non-GAAP Financial Measures
This presentation includes EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income which are non-GAAP financial measures as defined by the Securities and Exchange Commission.
EBITDA is calculated in accordance with the definition of Net Leverage Ratio as set forth in the Company’s
$150,000,000 Term Loan Credit Agreement dated as of May 22, 2007 and excludes charges for interest, taxes, depreciation and amortization, amortization of deferred financing costs, net earnings of joint ventures less cash dividends, net earnings of foreign subsidiaries less cash dividends, loss on debt transactions, gains or losses on sale or disposal of capital assets, loss from write-down of non-current assets, non-cash income or expense for the
Company’s pension plans, gains or losses from changes in the LIFO reserve,  non-cash charges for the 401(k)
company match and up to $2.0 million annually for restructuring, severance and non-recurring charges. Net Debt is calculated as total debt and outstanding letters of credit and the fair value of the interest rate swap if in a loss position less cash, cash equivalents and restricted cash.
EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income are not measures of financial performance under GAAP. EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures of other companies and may not be an appropriate measure for comparing performance relative to other companies. EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating Income should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data which are all prepared in accordance with GAAP. EBITDA, Net Debt, Operating Income and Earnings Per Share from Operating
Income are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance, measure leverage capacity and debt service ability and by management to allocated resources. Set forth below are the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Appendix 1 — EBITDA and Net Debt
($ Millions)
Reconciliation of Income (Loss) From Continuing Operations to EBITDA
Consolidated Performance
LTM LTM
2004 2005 2006 2007 5/31/2008 2008 2/28/2009
Income (loss) from continuing operations $      (25.4) $      (2.7) $        3.2 $      (7.0) $        1.8 $      (2.2) $              0.7
Interest expense 20.7 21.2 20.3 15.7 12.9 12.3 11.2
Income tax (0.3) (0.3) 0.1 0.1 0.4 0.2 0.3
Depreciation & amortization 21.6 21.1 20.2 20.1 21.8 23.9 24.1
Amortization of deferred financing costs 1.8 1.4 1.0 0.8 0.7 0.7 0.6
Net earnings of joint ventures, less cash dividends - (0.7) (1.8) (1.2) (0.4) - 0.2
Net earnings of foreign subsidiaries less cash dividends (0.3) (1.7) (1.5) - - - 0.5
Loss on debt transactions (1.5) - - 12.4 - - -
Gains or losses on sales or disposals of capital assets 0.2 2.3 0.2 (0.4) (0.4) 0.1 0.1
Non-cash income or expense for pension plans 0.4 0.4 5.4 6.2 6.0 5.0 4.6
Gain or loss from change in LIFO reserve (0.2) 0.2 (2.2) (0.9) (1.0) 6.5 3.8
Non-cash charge for 401(k) company match 1.4 1.4 2.1 2.1 2.1 1.2 0.8
Restructuring, severance and non-recurring charges 2.0 2.0 2.0 1.0 - 0.1 1.6
EBITDA 20.4 $       44.6 $     49.0 $     48.9 $     43.9 $     47.8 $     48.5 $

($ Millions)
Appendix 1 — EBITDA and Net Debt
(continued)
Appendix 1 — EBITDA and Net Debt
(continued)
Performance Chemicals Segment
LTM LTM
2004 2005 2006 2007 5/31/2008 2008 2/28/2009
Segment operating profit $    13.5 $    33.8 $      29.7 $      23.8 $      18.9 $    25.2 $      30.5
Depreciation & amortization 11.8 12.2 11.3 9.6 9.0 10.6 10.6
Net earnings of foreign subsidiaries less cash dividends (0.3) (1.7) (1.4) - 0.1 - 0.5
Gains or losses on sales or disposals of capital assets - 0.7 0.1 (0.6) (0.6) - -
Non-cash income or expense for pension plans
0.8 0.4 1.7 1.7 1.7 1.7 1.7
Gain or loss from change in LIFO reserve
(0.2) (0.2) (2.1) (0.2) (0.3) 5.4 2.8
Non-cash charge for 401(k) company match 0.7 0.8 0.8 0.8 0.8 0.8 0.6
Restructuring, severance and non-recurring charges 1.0 0.3 0.4 - - 0.1 0.2
Segment EBITDA 27.3 $    46.3 $    40.5 $      35.1 $      29.6 $     43.8 $    46.9 $
Decorative Products Segment
LTM LTM
2004 2005 2006 2007 5/31/2008 2008 2/28/2009
Segment operating profit $     (6.8) $     (2.8) $        9.0 $        8.6 $        6.2 $     (6.7) $      (8.8)
Depreciation & amortization 9.8 8.8 8.5 8.7 10.0 12.5 13.2
Net earnings of joint ventures, less cash dividends - (0.7) (1.8) (1.2) (0.5) - 0.2
Net earnings of foreign subsidiaries less cash dividends - - (0.1) - - - -
Gains or losses on sales or disposals of capital assets 0.2 1.7 0.1 0.2 0.2 -
Non-cash income or expense for pension plans (0.6) - 3.2 3.7 4.0 2.6 2.2
Gain or loss from change in LIFO reserve - 0.4 (0.3) (0.7) (0.7) 1.1 1.0
Non-cash charge for 401(k) company match
0.4 0.5 0.7 0.8 1.0 0.9 0.7
Restructuring, severance and non-recurring charges 1.0 1.7 1.6 0.8 - 0.5 1.4
Segment EBITDA 4.0 $      9.6 $      20.9 $      20.9 $      20.2 $     10.9 $    9.9 $
Reconciliation of Total Debt to Net Debt
2004 2005 2006 2007 5/31/2008 2007 2/28/2009
Total Debt 181.7 $  176.4 $  165.0 $    149.9 $    197.9 $   188.3 $  174.1 $
Letters of credit 3.9 3.2 3.5 3.4 6.6 3.3 3.3
Fair value of interest rate swap (if loss) - - - 2.5 2.4 4.8 5.0
Cash and cash equivalents (15.0) (9.9) (26.4) (12.6) (13.1) (17.4) (15.3)
Restricted cash - - (12.3) - - - -
Net Debt $170.6 $169.7 $129.8 $143.2 $193.8 $179.0 $167.1

($ Millions)
Appendix 2 — Net Leverage Ratio Calculation
LTM LTM
2004 2005 2006 2007 5/31/2008 2008 2/28/2009
Net Debt
Term Loan B Principal -           -           -           149.2       144.6       143.9     143.5
Senior Secured Notes 165.0       165.0       165.0       -           -           -         -
ABL balance 16.7         11.4         -           0.7           48.7         39.7       26.0
Capital lease obligations -           -           -           -           -           -         -
Outstanding letters of credit 3.9           3.2           3.5           3.4           6.6           3.3         3.3
Fair value of interest rate swap (if loss position) -           -           -           2.5           2.4           4.8         5.0
Decorative Products Asian Operations -           -           -           -           4.6           4.7         4.6
Total Debt 185.6       179.6       168.5       155.8       206.9       196.4     182.4
Less: cash equivalents (15.0) (9.9) (26.4)        (12.6)        (13.1)        (17.4)      (15.3)
         Restricted cash -           -           (12.3)        -           -           -         -
Total Net Debt 170.6 $    169.7 $    129.8 $    143.2 $    193.8 $    179.0 $  167.1 $
EBITDA 20.4 $      44.6 $      49.0 $      48.9 $      43.9 $      47.8 $    48.5 $
Net Leverage Ratio 8.4           x 3.8           x 2.6           x 2.9           x 4.4           x 3.7         x 3.4           x

($ Millions)
Appendix 3 — Operating Income and Earnings Per Share
From Operating Income (Loss)
Reconciliation of Net Loss to Operating Income (Loss) and Earnings Per Share to Earnings
Per Share From Operating Income (Loss)
2009 2008
Net loss
(0.1)        (3.0)
Restructuring, severance and other charges 0.9         -
Operating income (loss) 0.8         (3.0)
Earnings per share, as reported - $      (0.07) $
Earnings per share attributed to restructuring, severance and other charges 0.02       -
Earnings per share from operating income 0.02 $    (0.07) $
1st Quarter